EXHIBIT 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of July 28, 2017 (this “Agreement”) is entered into among HOULIHAN LOKEY, Inc., a Delaware corporation (the “Borrower”), the Guarantors party hereto, and Bank of America, N.A., as Lender (the “Lender”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, and the Lender have entered into that certain Credit Agreement dated as of August 18, 2015 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower and the Guarantors have requested that the Lender amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendments.

(a)    The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Maturity Date” means August 18, 2019; provided, however, that if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

(b)    The following defined term is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“First Amendment Effective Date” means July 28, 2017.

(c)    Section 5.12 of the Credit Agreement is hereby amended to add a new clause (d) at the end thereof to read as follows:

(d)    As of the First Amendment Effective Date, no Loan Party is (i) an employee benefit plan subject to Title I of ERISA, (ii) a plan or account subject to Section 4975 of the Code, (iii) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Code, or (iv) a “governmental plan” within the meaning of ERISA.

2.    Conditions Precedent. This Agreement shall be effective upon the satisfaction of the following conditions precedent:

(a)    receipt by the Lender of counterparts of this Agreement duly executed by the Borrower, the Guarantors, and the Lender;

(b)    receipt by the Lender of the following, each of which shall be originals or facsimiles (followed promptly by originals), in form and substance reasonably satisfactory to the Lender and its legal counsel:

(i)copies of the Organization Documents of each Loan Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the jurisdiction of its organization or incorporation, where applicable, and certified by a secretary or assistant secretary of such Loan Party to be true and correct as of the date of this Agreement (or, as to any such Organization Documents that have not been amended, modified or terminated since the Closing Date, certifying that such Organization Documents have not been amended, modified or terminated since the Closing Date and remain in full force and effect, and true and complete, in the form delivered to the Lender on the Closing Date);

(ii)such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Lender may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party; and

(iii)such documents and certifications as the Lender may reasonably require to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its jurisdiction of organization or incorporation (where such concepts are applicable);

(c)    receipt by the Lender of a certificate signed by a Responsible Officer of the Borrower certifying that the conditions specified in Sections 4.02(a) and (b) of the Credit Agreement are satisfied on and as of the date of this Agreement;

(d)    receipt by the Lender of any fees required to be paid on or before the date of this Agreement; and

(e)    the Borrower shall have paid (or caused to have paid) all fees, charges and disbursements of counsel to the Lender to the extent invoiced at least one (1) Business Day prior to the date of this Agreement, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided, that, such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Lender).

3.    Miscellaneous.

(a)    The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement shall constitute a Loan Document.

(b)    Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents, and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(c)    Each Loan Party hereby represent and warrant as follows: (i) such Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement; (ii) this Agreement has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity; and (iii) no approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Loan Party of this Agreement.

(d)    The Loan Parties represent and warrant to the Lender that (i) after giving effect to this Agreement, the representations and warranties of each Loan Party contained in the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are (A) with respect to representations and warranties that contain a materiality qualification, true and correct on and as of the date of this Agreement, and (B) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects on and as of the date of this Agreement, and except that for purposes of this Section 3(d), the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively, of the Credit Agreement, and (ii) after giving effect to this Agreement, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e)    This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

(f)    THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO HERETO, AND THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.
BORROWER:

HOULIHAN LOKEY, INC.,
a Delaware corporation

By:    /s/ J. Lindsey Alley
Name: J. Lindsey Alley
Title: CFO
GUARANTOR:
Houlihan Lokey Financial Advisors, Inc.,
a California corporation
By:    /s/ J. Lindsey Alley
Name: J. Lindsey Alley
Title: CFO

LENDER:
BANK OF AMERICA, N.A.,
as Lender
By:    /s/ Tasneem A. Ebrahim
Name: Tasneem A Ebrahim
Title: Senior Vice President